WASATCH EDUCATION SYSTEMS CORPORATION

                                87-0458433
                   (I.R.S. Employer Identification No.)

EXHIBIT INDEX:

   10.58 Product Distibution Agreement dated September 30, 1995 between the Company and TRO Learning, Inc.
   10.59 Office Space Lease agreement dated April 1, 1996 between the Company and the Dr. W.C. Swanson Foundation.
   10.60 Office   Space Lease   agreement  dated  October 20, 1996 between the
         Company and William J. Wirthlin, Jr.
   10.61 Acquisition agreement dated July 1, 1996 between the Company and Wasatch Interactive Learning Corporation.